UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2020

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	IMGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) and (c) On October 22, 2020, David G. Foster, ImmunoGen, Inc.’s (the “Company”) Vice President, Finance and principal accounting officer notified the Company of his decision to retire. In connection with his retirement, Mr. Foster will cease to act as the Company’s principal accounting officer effective as of January 1, 2021. Mr. Foster will otherwise continue with the Company under his existing employment arrangements until February 15, 2021.

On October 22, 2020, the Company appointed Renee Lentini to serve as the Company’s Vice President, Finance and principal accounting officer effective as of January 1, 2021.

Ms. Lentini, age 43, is currently the Company’s Corporate Controller, a position she has held since March 2019. Ms. Lentini joined the Company in 2004 and has served in various financial reporting and accounting positions of increasing responsibility since that time.

In connection with her elevation to Vice President, Finance and principal accounting officer, Ms. Lentini will receive an increase in her current annual base salary, will be eligible for an increased annual cash bonus under the Company’s annual bonus program, and will receive a long-term equity award under the Company’s equity incentive plan, the amounts of which have not yet been determined. Ms. Lentini will also be eligible to participate in the Company’s severance plan for vice presidents and higher, which provides certain benefits in connection with a termination of employment not following a change in control of ImmunoGen. A summary of the material terms of this plan is contained in the Company’s proxy statement for the 2020 annual meeting of shareholders under the heading “Potential Payments Upon Termination or Change in Control — Termination of Employment Not Following a Change in Control”, which was filed with the Securities and Exchange Commission on April 28, 2020 (the “2020 Proxy Statement”), which summary is incorporated herein by reference.

(d) through (f) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: October 26, 2020	/s/ David G. Foster

David G. Foster
Vice President, Finance